UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 23, 2007

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)
000-05020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 239-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	Compensatory Arrangement of Certain Officers

On July 23, 2007, Heritage Oaks Bank (Bank) subsidiary of Heritage Oaks Bancorp (NASDAQ:HEOP) announced that the Bank entered into identical change in control agreements for its names executive officers: Margaret A. Torres, Gwen R. Pelfrey, Mark W. Stasinis and Paul Tognazzini. A copy of the form of agreement is attached hereto as exhibit 10.1.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
10.1	Form of change in control agreement entered into with each of Margaret A. Torres, Gwen R. Pelfrey, Mark W. Stasinis and Paul Tognazzini and dated July 23, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2007
Heritage Oaks Bancorp

By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	10.1 Form of change in control agreement entered into with each of Margaret A. Torres, Gwen R. Pelfrey, Mark W. Stasinis and Paul Tognazzini and dated July 23, 2007.